UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                          June 9, 2005 (June 6, 2005)


                         SkyTerra Communications, Inc.
            (Exact name of registrant as specified in its charter)


         Delaware                    000-13865             23-2368845
(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification Number)


           19 West 44th Street, Suite 507, New York, New York 10036 (Address of principal executive offices, including zip code)


                                (212) 730-7540
             (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 6, 2005, the board of directors of SkyTerra Communications, Inc. (the "Company") elected Aaron J. Stone to serve as a director and to replace Marc Rowan who resigned from the board of directors as of that same date.

Mr. Stone is a Partner of Apollo Advisors, L.P. where he has worked since 1997. Mr. Stone is currently a director of AMC Entertainment Inc., Educate Inc., Hughes Networks Systems, LLC and Intelsat Holdings, Ltd. Prior to Apollo, Mr. Stone worked for Smith Barney Inc. in its Mergers & Acquisitions group. Mr. Stone graduated cum laude from Harvard College with an A.B. in Social Studies.

In addition, on June 8, 2005, the holders of the Company's Series A Preferred Stock notified the Company that pursuant to the terms thereof, that Michael Gross, who resigned effective as of that date, would be replaced, effective immediately, by Michael Weiner.

Mr. Weiner joined Apollo and Apollo Real Estate Advisors in 1992 and has served as general counsel of the Apollo organization since that time. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in securities law, public and private financings, and corporate and commercial transactions. Mr. Weiner serves on the board of directors of Quality Distribution. Mr. Weiner received a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

Mr. Stone and Mr. Weiner are affiliates of Apollo Advisors, which controls Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AIF IV/RRRR LLC and AP/RM Acquisition LLC the sole holders of our Series A Preferred Stock, our non-voting common stock and all of our outstanding Series 1-A and Series 2-A warrants. In addition, through those funds, Apollo Advisors is the largest holder of our common stock.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  June 8, 2005                        By:  /s/ ROBERT C. LEWIS
                                                ----------------------------
                                                Name:   Robert C. Lewis
                                                Title:  Senior Vice President
                                                        and General Counsel